EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Kevin A. McCreadie President/Chief Executive Officer of Mercantile Funds, Inc. (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR of the Registrant for the period ended November 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 1, 2007	/s/ Kevin A. McCreadie
Kevin A. McCreadie, President
Chief Executive Officer
Mercantile Funds, Inc.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mercantile Funds, Inc. and will be retained by Mercantile Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Michael D. Daniels, Chief Financial Officer of Mercantile Funds, Inc. (the “Registrant”), certify that:

1.	The Registrant’s periodic report on Form N-CSR of the Registrant for the period ended November 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 1, 2007	/s/ Michael D. Daniels
Michael D. Daniels, Treasurer
Chief Financial Officer
Mercantile Funds, Inc.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mercantile Funds, Inc. and will be retained by Mercantile Funds, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.